Exhibit 99.1

Hewlett Packard Enterprise
6280 America Center Drive
San Jose, CA 95002

hpe.com

Contacts

Editorial contact
HPE
Stefanie Notaney
stefanie.notaney@hpe.com

Aruba
Pavel Radda
Pavel.radda@hpe.com

Investor contact
Sonalee Parekh
investor.relations@hpe.com

Press Release

HPE to Accelerate Edge-to-Cloud Strategy with Acquisition of SD-WAN Leader Silver Peak

Silver Peak’s Self-Driving WAN Will Strengthen Aruba’s Edge Services Platform to Advance WAN Transformation for Cloud-First Enterprises

Acquisition Highlights and Key Customer Benefits:

•The combination of Aruba and Silver Peak will accelerate Cloud transformation for enterprises with a comprehensive edge-to-cloud networking solution covering all aspects of wired, wireless LAN and wide area networking (WAN)
•Silver Peak’s simple, intuitive ‘self-driving’ WAN delivers significant cost savings while maintaining application performance for rapid business recovery in a post COVID-19 world
•Silver Peak complements Aruba’s existing work from home and branch office solutions to deliver one of the industry’s most comprehensive portfolios designed to securely connect any edge to any cloud
•Establishes end-to-end leadership with a comprehensive, secure networking portfolio in growing market for campus, data center, branch and remote worker locations

San Jose, Calif., July 13 – Hewlett Packard Enterprise (NYSE:HPE) today announced that it has entered into a definitive agreement to acquire Silver Peak, an SD-WAN (Software-Defined Wide Area Network) leader, in a transaction valued at $925 million. Silver Peak will be combined with HPE’s Aruba business unit and will extend Aruba’s technology leadership in the large and fast-growing SD-WAN space.

“HPE was an early mover in identifying the opportunity at the edge and that trend is accelerating in a post-COVID world,” said Antonio Neri, president and CEO of HPE. “With this acquisition we are accelerating our edge-to-cloud strategy to provide a true distributed cloud model and cloud experience for all apps and data wherever they live. Silver Peak’s innovative team and technology bring critical capabilities that will help our customers modernize and transform their networks to securely connect any edge to any cloud.”

Silver Peak’s advanced SD-WAN offerings are highly complementary and strengthen Aruba’s Edge Service Platform (ESP). By combining Silver Peak’s SD-WAN with Aruba’s SD-Branch solutions customers can simplify branch office and WAN deployments to empower remote workforces, enable cloud-connected distributed enterprises, and transform business operations without compromising quality or reliability.

“Today’s announcement comes at a unique moment for our customers, who are grappling with business recovery in the wake of the pandemic,” said Keerti Melkote, president of Intelligent Edge for Hewlett Packard Enterprise and founder of Aruba Networks. “The need for edge-to-cloud architectures has never been more relevant as enterprises look to extend connectivity to branch locations and enable secure work-from-home experiences. Silver Peak’s technology transforms legacy WAN architectures to self-driving WANs, which is a perfect fit with Aruba’s cloud-native, AI-driven Edge Services Platform. Together, we will be able to meet these needs with critical connectivity, security, and AI capabilities to drive the next generation of Edge-to-Cloud transformation.”

A Leader in SD-WAN and WAN Optimization Technologies

Silver Peak is a leader in the SD-WAN market with more than 1,500 production SD-WAN customers around the world. The company helps enterprises and service providers quickly migrate to secure enterprise-grade SD-WAN connectivity, while dramatically improving application performance and lowering connectivity costs. Powered by Silver Peak’s SD-WAN edge platform, customers can achieve dedicated WAN-like performance while running all cloud applications and services via broadband access. Silver Peak also enables freedom of choice to leverage best-in-class technologies from a broad range of ecosystem partners, particularly those focused on security. Silver Peak is one of two leaders recognized in the Gartner, Magic Quadrant for WAN Edge Infrastructure, 2019 which complements Aruba’s leadership in wired and wireless networking.

“Bringing together Silver Peak’s advanced SD-WAN solutions with Aruba’s industry leading networking portfolio provides an unprecedented opportunity to deliver a comprehensive business-driven solutions to our customers,” said David Hughes, founder and CEO of Silver Peak. “The Silver Peak and Aruba teams share a common vision and goal to provide simplicity, scalability, and application-awareness at the edge. With Aruba’s extensive go-to-market, we will further accelerate our ability to drive faster adoption of these transformational technologies. We are excited for the opportunities we will have as a combined team to accelerate innovation in this fast-growing segment of the networking market.”

Massive Growth in Connected Devices and Cloud Requirements are Accelerating Demand for Complementary SD-WAN Solutions

As applications continue to move to the cloud, remote working and mobile employees are on the rise, and billions of IoT devices are added to the network, the SD-WAN market is experiencing significant growth. That is expected to continue, with 650 Group forecasting that the market for SD-WAN will grow from $2.3B in 2020 to $4.9B in 2024, a +20.5% CAGR.
Legacy WAN architectures are no longer viable and incur relatively high costs, compelling enterprises to invest in SD-WAN technology to ensure secure, scalable, and efficient connections from the edge of their network to a diverse mix of on-premises and cloud-based endpoints. The combination of Aruba’s all-in-one SD-Branch strategy and remote worker solutions with Silver Peak’s SD-WAN and WAN optimization offerings will allow HPE to better address a greater set of customer requirements and capitalize on this market opportunity.
The Intelligent Edge is Central to HPE’s Strategy

In 2018 HPE announced its strategic plan to invest $4 billion in Intelligent Edge over four years, and the company has been identifying opportunities to better help customers convert their data – from every edge to any cloud – into actionable insights that drive seamless interactions, while delivering simplified user and IT experiences. The recent impacts of the global pandemic have intensified customers’ requirements for powerful solutions at the edge that put a premium on security, connectivity, and performance. This investment is consistent with HPE’s core strategy focused on accelerating investments in areas of attractive, profitable growth including the Intelligent Edge.

Significantly Expands Aruba’s Addressable Market

The companies expect the combination to create opportunities for significant economic upside through enhanced growth and profitability by:
•Providing a superior value proposition to joint customers through integrated offerings that addresses a greater set of customer requirements
•Targeting an expanded TAM across SD-WAN and SD-Branch implementations
•Accelerating WAN transformations across HPE and Aruba’s broad global customer base

Transaction Details

HPE has entered into a definitive agreement to acquire Silver Peak for approximately $925 million in cash.

Bringing together Aruba and Silver Peak will result in an enhanced financial profile for HPE’s Intelligent Edge business. We expect the combination to drive significant revenue opportunities and to be accretive to Intelligent Edge segment revenue growth and gross margin.

We expect the transaction to be neutral to non-GAAP EPS in FY221.

The transaction is expected to close in the fourth quarter of HPE’s fiscal year 2020, subject to regulatory approvals and other customary closing conditions.

1 On a GAAP EPS basis FY 22 is marginally dilutive.

Investment Community Conference Call

HPE will conduct a live audio webcast of its conference call to discuss HPE’s acquisition of Silver Peak. The call is scheduled for Monday, July 13th, at 8:30 a.m. ET / 5:30 a.m. PT, and the webcast will be available at www.hpe.com/investor/hpetoacquiresilverpeak..

About Hewlett Packard Enterprise
Hewlett Packard Enterprise is the global edge-to-cloud platform-as-a-service company that helps organizations accelerate outcomes by unlocking value from all of their data, everywhere. Built on decades of reimagining the future and innovating to advance the way we live and work, HPE delivers unique, open and intelligent technology solutions, with a consistent experience across all clouds and edges, to help customers develop new business models, engage in new ways, and increase operational performance. For more information, visit: www.hpe.com.

Forward-looking Statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HPE and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements regarding the expected benefits and costs of the transaction contemplated by this document; the expected timing of the completion of the transaction; the ability of HPE, its subsidiaries and Silver Peak to complete the transaction considering the various conditions to the transaction, some of which are outside the parties’ control, including those conditions related to regulatory approvals; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, Silver Peak’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in HPE’s SEC reports, including but not limited to the risks described in HPE’s Annual Report on Form 10-K for its fiscal year ended October 31, 2019 and subsequent Quarterly Reports on Form 10-Q. HPE assumes no obligation and does not intend to update these forward-looking statements.